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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 1999

                         CAROLINA FIRST BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
       North Carolina                                  0-17939                                56-165582
------------------------------                      -------------                        ------------------
       (State or Other                               (Commission                           (I.R.S Employer
       Jurisdiction of                              File Number)                         Identification No.
       Incorporation)
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                  236 East Main Street, Lincolnton, N.C. 28092
          (Address of Principal Executive Offices, including zip code)

                                                            (704) 732-2222
              (Registrant's Telephone Number, including area code)




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 Item 5.  Other Events

Effective March 18, 1999, L.D. Warlick, Jr. has been appointed as Chairman of the Board of Directors of the Company. Exhibit 99.1



FOR RELEASE: March 18, 1999

CONTACT:  James E. Burt, III
                  Carolina First BancShares, Inc.
                  (704) 732-2222
------------------------------------------------------------------------

     L.D. "Bud" Warlick, Jr. was elected Chairman of the Board of Directors of Carolina First BancShares, Inc. the parent company of Lincoln Bank, Cabarrus Bank and Community Bank & Trust Co. He replaces James E. Burt, III, acting Chairman, who continues in his capacity as President and Chief Executive Officer of the Company.

     Bud Warlick is a native of Lincoln County and has been a director of Lincoln Bank since 1983 when the bank opened and has also served on the holding company board since the Company was formed in 1988. Mr. Warlick and his family have been active supporters of the bank and he has chaired numerous committees and other activities that have contributed to the bank's growth and development.

     Mr. Warlick is a graduate of the University of North Carolina and is married to the former Mollie Goldsmith. They have three children, Dave Warlick, III, 32, Laura Warlick, 21 and Sarah Warlick, 19. The Warlicks are members of First Presbyterian Church where Mr. Warlick is an Elder.

     Subject is a past president of the Rotary Club and past chairman of the Lincoln County Hospital Board. He has served as chairman of the United Way, The Lincoln County Red Cross and the Heart Fund and a recipient of the Jaycee Distinguished Service Award. In the public arena, he has served on the County Board of Commissioners and the Board of Education.

     In accepting the chairmanship of the Board, Mr. Warlick stated, "I am most honored the Board of Directors elected me as its Chairman and pledge to continue the policies and practices that have made our Company so successful".

     Carolina First is the parent company of Lincoln Bank of North Carolina and Cabarrus Bank of North Carolina and Community Bank & Trust Co. with 31 offices serving the heart of Carolina. Its stock is listed in the Interdealer stock section  and  carries  the  symbol  CAFP in the  over-the-counter  market  (pink sheets).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                CAROLINA FIRST BANCSHARES, INC.
                                (Registrant)

                                By:      /s/ Jan H. Hollar
                                ----------------------------------------------
                                             Jan H. Hollar
                                             Senior Vice President & Treasurer

Date:  March 19, 1999


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                                INDEX TO EXHIBITS


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
Exhibit
99.1                                Press Release

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